Convertible Preferred Shares and Ordinary Shares	6 Months Ended
Jun. 30, 2022
Convertible Preferred Ordinary Shares And Ordinary Shares [Abstract]
Convertible Preferred Shares and Ordinary Shares
9.	Convertible Preferred Shares and Ordinary Shares
Convertible Preferred Shares
In November 2020, the Company completed a private financing involving the sale by the Company of $100.0 million of newly issued Series B preferred shares and the sale by the Company’s then majority shareholder, of $100.0 million of its existing shares to an existing investor and new investors (the Series B Financing). In conjunction with the Series B Financing, all previously outstanding ordinary shares (135,936,550), excluding 170,000 shares issued through the Company’s 2016 Equity incentive Plan, were redesignated on a one-for-one
basis into Series A preferred shares. Concurrent with the closing of the Company’s IPO, the Preferred Shares were automatically converted into 193,511,558 ordinary shares.
Ordinary Shares
As described in Note 1 –
Description of Business and Basis of Presentation,
the Company completed an IPO of 7,000,000 ADS shares (49,000,000 ordinary shares). Each ADS represents seven ordinary shares.

Amended and Restated Memorandum of Association
Concurrent with the closing of the IPO, the Company amended and restated its memorandum of association which authorizes the issuance of 500,000,000 ordinary shares and 100,000,000 of such class or classes (however designated) of shares as the Company’s board of directors may determine (the Undesignated Shares). As of June 30, 2022, the Company has no issued or outstanding Undesignated Shares.